Significant Production And Growth Asset Acquisitions - Summary of Assets Acquired and Liabilities Assumed (Detail) - FAR Senegal RSSD SA [member] $ in Millions	Dec. 31, 2023 USD ($)
Disclosure of detailed information about assets acquisition assets acquired and liabilities assumed [line items]
Oil and gas properties	$ 205
Exploration and evaluation	7
Cash acquired	3
Payables	(13)
Net other assets and liabilities assumed	10
Total identifiable net assets at acquisition	$ 212